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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported) April 19, 2001

LIBERTY LIVEWIRE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-1461	13-1679856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broadway, Santa Monica, California 90401
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (310) 434-7000

(Former name or former address, if changed from last report)

LIBERTY LIVEWIRE CORPORATION

FORM 8-K

April 19, 2001

TABLE OF CONTENTS

Item 5.	Other Events.	Page 3
Item 7.	Financial Statements and Exhibits.	Page 3

Item 5.  Other Events.

    Liberty Livewire Corporation (NASDAQ: LWIRA) announced today that David P. Beddow, the Company's Chief Executive Officer and a member of its Board of Directors, has resigned from those positions, effective immediately. Robert T. Walston, the Company's President and Chief Operating Officer, will continue to serve in that capacity, while assuming Mr. Beddow's duties on an interim basis until such time as a successor is named. The press release announcing the resignation is attached hereto as an exhibit.

Item 7.  Financial Statements and Exhibits.

  (c)
  The following exhibits are filed with the Current Report on Form 8-K:

Exhibit No.	Exhibit
1.	Press Release dated April 19, 2001 in which Liberty Livewire Corporation announces the resignation of David P. Beddow, Chief Executive Officer and Director.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

LIBERTY LIVEWIRE CORPORATION (Registrant)
/s/ M. DAVID COTTRELL M. David Cottrell Chief Accounting Officer

April 19, 2001

         Date

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FORM 8-K
FORM 8-K
  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURE